Exhibit 10.3

    T H E   A M E R I C A N   I N S T I T U T E   O F   A R C H I T E C T S

--------------------------------------------------------------------------------
                               AIA Document A101
                      Standard Form of Agreement Between
                             Owner and Contractor
                        where the basis of payment is a
                                STIPULATED SUM
                                 1987 EDITION

       THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.
       The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.
      This document has been approved and endorsed by The Associated General Contractors of America.

--------------------------------------------------------------------------------

AGREEMENT

made as of the             day of       October          in the year of Nineteen
Hundred and Ninety Eight

BETWEEN the Owner:      MOUNT VINTAGE PLANTATION GOLF CLUB, LLC
(Name and address)      P.O. BOX 706
                        EDGEFIELD, SC 29824

                        ATTN: DON HOWARD

and the Contractor:     CHAMPION CONTRACTING COMPANY
(Names and address)     124 WOODING PLACE
                        P.O. BOX 489
                        KINGS MOUNTAIN, NC 28086

The Project is:     MOUNT VINTAGE PLANTATION SITE WORK: GOLF COURSE CONSTRUCTION
(Name and location) SWEETWATER ROAD
                    EDGEFIELD, SC

The Architect is:       JACKSON GOLF, INC.
(Name and address)      TOM JACKSON, ARCHITECT
                        500 E. LEE ROAD
                        TAYLORS, SC 29687

The Owner and Contractor agree as set forth below.

--------------------------------------------------------------------------------
   Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
   (C) 1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.





--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                          A101-1987     1

                                   ARTICLE 1
                                   ---------
                            THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications Issued after execution of this Agreement, these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and Integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 9.

                                   ARTICLE 2
                                   ---------
                           THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract documents to be responsibility of others, or as follows:



      GOLF COURSE

      CLEARING, EROSION CONTROL, MASS GRADING AND ROUGH SHAPING, STORM DRAINAGE















                                   ARTICLE 3
                                   ---------
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. (Insert the date of commencement. If it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

    ON OR ABOUT OCTOBER 13, 1998, BASED ON NOTICE TO PROCEED


Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security Interest.


3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than
(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

    JUNE, 1999 OR AS WEATHER/CONDITIONS PERMIT




, subject to adjustments of this Contract Time as provided in the Contract Documents. (Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

    N/A







--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                          A101-1987     2

                                   ARTICLE 4
                                   ---------
                                 CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of SEVEN HUNDRED EIGHTY TWO THOUSAND ONE HUNDRED FORTY SIX AND 00/100 Dollars ($782,146.00), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

    SEE ATTACHED AIA CONTINUATION SHEET WITH SCHEDULE OF VALUES AND SCHEDULE OF UNIT PRICES FOR ADJUSTMENTS










4.3 Unit prices, if any, are as follows:

    SEE ATTACHMENTS









--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                         A101-1987      3

                                   ARTICLE 5
                                   ---------
                               PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment Issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.
5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:




5.3 Provided an Application for Payment is received by the Architect not later than the 1st day of a month, the Owner shall make payment to the Contractor not later than the 15th day of the SAME month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall
be made by the Owner not later than      days after the Architect receives the
Application for Payment.
5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This Schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.
5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Works as of the end of the period covered by the Application for Payment.
5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:
5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of percent (5.0%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;
5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of percent (0%);
5.6.3 Subtract the aggregate of previous payments made by the Owner; and
5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.
5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances;
5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase
the total payments to      percent (100%) of the Contract Sum, less such amounts
as the Architect shall determine for Incomplete Work and unsettled claims; and
5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.
5.8 Reduction or limitation of retainage, if any, shall be as follows: (If it is intended, prior to Substantial Completion of the entire Work, to replace or limit the retainage resulting from the percentages inserted in Subparagraphs
5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.) 5% MAXIMUM





--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                          A101-1987     4

                                  ARTICLE 6
                                  ---------
                                FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

30 DAYS









                                  ARTICLE 7
                                  ---------
                           MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. (Insert rate of interest agreed upon, if any.)

18%

(Usuary laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3 Other provisions:

OWNER ACCEPTS GOLF HOLE ON ACCEPTANCE BY THE ARCHITECT. SUBSEQUENT MAINTENANCE TO BE AT OWNER'S RISK




                                  ARTICLE 8
                                  ---------
                          TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in
Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.


--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                           A101-1987    5

                                  ARTICLE 9
                                  ---------
                      ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

9.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated __________, and are as follows:

Document                            Title                         Pages

BID DOCUMENTS DATED 1 OCT. 1998 BY CHAMPION WITH QUALIFICATIONS SCHEDULE OF VALUES PER AIA CONTINUATION SHEET ATTACHED. SCHEDULE OF UNIT PRICES FOR ADJUSTMENT TO LUMP SUM PRICE ATTACHED










9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)
Section                             Title                         Pages

MT. VINTAGE PLANTATION
STD SPECS FOR SITE WORK
GOLF COURSE CONSTRUCTION
(SEPT. 15, 1998)
JOE M. BARROW, P.E.







--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                          A101-1987     6

9.1.5 The Drawings are as follows, and are dated 9/15/98 unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this
Agreement.)
Number                              Title                         Date


PLANS BY H2L ENGINEERS

CS-A
MP-1
D-1 - D-4
ST-B2 - ST-B4
ST-C1 - ST-C4
ST-D1 - ST-D4













9.1.6 The Addenda, if any, are as follows:
Number                              Date                          Pages

*   AIA SCHEDULE OF VALUES

*   SCHEDULE OF UNIT PRICING FOR ADJUSTMENT TO CONTRACT

* BID DOCUMENTS BY CHAMPION CONTRACTING COMPANY DATED 1 OCTOBER 1998 WITH QUALIFICATIONS









Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                           A101-1987    7

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)











This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER MOUNT VINTAGE PLANTATION      CONTRACTOR  CHAMPION CONTRACTING COMPANY
         GOLF CLUB, LLC

/s/ BETTIS C. RAINSFORD             /s/ CHRIS CHAMPION
---------------------------         ----------------------------------------
(SIGNATURE)                         (SIGNATURE)


Bettis C. Rainsford                 /s/ Chris Champion, V.P.
---------------------------         ----------------------------------------
(Printed name and title)            (Printed name and title)



--------------------------------------------------------------------------------
AIA DOCUMENT A101 o OWNER-CONTRACTOR AGREEMENT o TWELFTH EDITION o AIA o (C)1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C.  20006                                            A101-1987   8


    MOUNT VINTAGE PLANTATION:  GOLF COURSE          Edgefield, SC
CONTINUATION SHEET                 AIA DOCUMENT G703                                                               PAGE 1 OF 1 PAGES
------------------------------------------------------------------------------------------------------------------------------------
AIA Document G702, APPLICATION AND CERTIFICATE FOR PAYMENT, contain              APPLICATION NUMBER:  Contract Base
                                                                                                      -------------
Contractor's signed Certification is attached.                                   APPLICATION DATE:
In tabulations below, amounts are stated to the nearest dollar.                  PERIOD FROM:
Use Column 1 on Contracts where variable retainage for line                               TO:
items may apply.
--------------------------------------------------------------------------------------------------------------------------
  A             B              C            D       E         F                G                         H            I
--------------------------------------------------------------------------------------------------------------------------
                                                   WORK COMPLETED
                                       -------------------------------------
                                                         Time Application
                                                   ------------------------- TOTAL COMPLETED        BALANCE TO    RETAINAGE
ITEM   DESCRIPTION OF WORK  SCHEDULED   Previous   Work in  Stored Materials  AND STORED     (C/C)    FINISH         @5%
 NO                           VALUE   Applications  Place   (Not in D or E)     TO DATE        %
---------------------------------------------------------------------------------------------------------------------------
1     MOBILIZATION & GC       $34,258      $0      $0         $0                $0             0%    $34,258      $0
2     CLEAR & GRUB           $165,000      $0      $0         $0                $0             0%   $165,000      $0
3     TEMP. EROSION CONTROL   $93,066      $0      $0         $0                $0             0%    $93,066      $0
4     MASS GRADING           $202,961      $0      $0         $0                $0             0%   $202,961      $0
5     PONDS                   $45,434      $0      $0         $0                $0             0%    $45,434      $0
6     STORM DRAINAGE         $241,428      $0      $0         $0                $0             0%   $241,428      $0

         SUBTOTAL CONTRACT   $782,146      $0      $0         $0                $0             0%   $782,146      $0
         -----------------


         CHANGES IN SCOPE
7     SELECT CLR/HAND EST 50 AC
8     SELECT CLR/MECHANICAL
9     CLEAR & GRUB +/- @ 100 AC
10    COMMON EXCAV UNCOMP
11    ROCK EXCAVATION
12    TRENCH ROCK EXCAVATION
13    12" HDPE PIPE CULVERT
14    15" HDPE PIPE CULVERT
15    18" HDPE PIPE CULVERT
16    24" HDPE PIPE CULVERT
17    30" HDPE PIPE CULVERT
18    12" CONC HEADWALL
19    15" CONC HEADWALL
20    18" CONC HEADWALL
21    24" CONC HEADWALL
22    30" CONC HEADWALL
23    ABS C BASIN W/GRATE
24    RIPRAP
25    GEO FABRIC UNDER RIPRAP
26    SILT FENCE
27    SILT BASINS $ AS REQ'D
28    TEMP DRAINAGE DIVERSION
29    SED TRAPS
30    6" PVC FOR SED TRAPS
31    18" CMP FOR SED TRAPS
32    STONE CHECK DAM
33    CB INLET PROTECTION
34    TEMP ABS 18" SLOPE DRAIN
35    EROSION CONTROL MAINT
36    SILT FENCING SUBSTITUTION

         SUBTOTAL CHANGES IN SCOPE $0      $0      $0         $0                $0                        $0      $0
         -------------------------
----------------------------------------------------------------------------------------------------------------------------
      TOTALS                 $782,146      $0      $0         $0                $0           0%     $782,146      $0
----------------------------------------------------------------------------------------------------------------------------

Notes:
Item

 1    MOBILIZATION & GC      Payment schedule to be 40% first month, 10% ea. month for
                              following 6 months
 3    TEMP. EROSION CONTROL  Lump Sum Price adjusted @ ($0.50)/ft where diversion ditches or 'wood post unreinforced' fencing utilized in lieu of std.
                              steel posts with wire fencing - as field measured
 35   EROSION CONTROL MAINT  Erosion Control Maintenance based on time & materials as directed & approved in the field


      SCHEDULE OF UNIT PRICING FOR ADJUSTMENTS TO LUMP SUM PRICE

            CHANGES IN SCOPE              UNIT $

901   SELECT CLR/HAND EST 60              2,500.00    AC
902   SELECT CLR/MECHANICAL               2,250.00    AC
903   CLEAR & GRUB +/- @ 100 AC           1,650.00    AC
904   COMMON EXCAV UNCOMP                     1.01    CY
905   ROCK EXCAVATION                        60.00    CY
906   TRENCH ROCK EXCAVATION                110.00    CY
907   12" HDPE PIPE CULVERT                  10.11    LF
908   15" HDPE PIPE CULVERT                  11.37    LF
909   18" HDPE PIPE CULVERT                  13.05    LF
910   24" HDPE PIPE CULVERT                  18.47    LF
911   30" HDPE PIPE CULVERT                  26.45    LF
912   12" CONC HEADWALL                     340.65    EA
913   15" CONC HEADWALL                     340.65    EA
914   18" CONC HEADWALL                     415.73    EA
915   24" CONC HEADWALL                     513.90    EA
916   30" CONC HEADWALL                     658.28    EA
917   ABS O BASIN W/ GRATE                  560.40    EA
918   RIPRAP                                 31.75    TN
919   GEO FABRIC UNDER RIPRAP                 1.50    SY
920   SILT FENCE                              2.20    LF
921   SILT BASINS $ AS REQ'D                          EA
922   TEMP DRAINAGE DIVERSION                 1.10    LF
923   SED TRAPS                             350.00    EA
924   6" PVC FOR SED TRAPS                   15.00    LF
925   18" CMP FOR SED TRAPS                  21.00    LF
926   STONE CHECK DAM                       600.00    EA
927   CB INLET PROTECTION                   100.00    EA
928   TEMP ABS 18" SLOPE DRAIN               18.50    LF
929   EROSION CONTROL MAINT.                          T&M
930   SILT FENCING SUBSTITUTION               (.50) LF

                                      FORM OF PROPOSAL

To MV Development, LLC
   -------------------

Gentlemen:

1. The undersigned, being familiar with the existing conditions on the Project Area affecting the cost of the work, and with the Contract Documents which includes the Lump Sum Contract Form, Addenda (if any), General Conditions, Technical Specifications, and Drawings (as listed in the schedule of drawings) as prepared by H2L Consulting Engineers, 122 Edgeworth St., Greenville, SC 29607, hereby proposes to furnish all supervision, technical personnel, labor, materials, machinery, tools, appurtenances, equipment, and services, including utility and transportation services required to construct and complete Improvements and Modifications to the described project, all in accordance with the above listed documents at and for the price for work in place for the following items:

                                      LUMP SUM BASE BID

Mount Vintage Plantation Site Work: Golf Course Construction to consist of Clearing and Grubbing, Erosion Control, Grading, Storm Drainage, Storm Drainage and Pond Construction.

*Lump Sum Bid: eight hundred fourteen thousand Dollars, ($814,000.00).

Proposal respectfully submitted

/s/ signature illegible
-------------------------------
Date   October 1, 1998


Seal if bid is by              Champion Contracting Company, Inc.
a Corporation                  ---------------------------------------
                                Name of Firm

                               P.O. Box 439
                               ---------------------------------------

                               Kings Mountain, North Carolina 28086
                               ---------------------------------------
                                Business Address

* See enclosed site work and roadway notes and exclusions


Contractor License #      G-12700        B-50534
                          --------------------------------------------



FORM OF PROPOSAL - GOLF COURSE                              PAGE 1 OF 3

Unit Prices for additions/deletions to work:

  Clearing & Grubbing Fairways                  per acre 1650.00

  Selected Clearing & Grubbing                  per acre 3000.00

  Common Excavation Compacted                   per c.y.    1.56

  Common Excavations Uncompacted                per c.y.    1.01

  Rock Excavation                               per c.y.   60.00

  Trench Rock Excavation                        per c.y.  110.00

  12" HDPE Pipe Culvert                         per l.f.   10.11

  15" HDPE Pipe Culvert                         per l.f.   11.37

  18" HDPE Pipe Culvert                         per l.f.   13.05

  24" HDPE Pipe Culvert                         per l.f.   18.47

  30" HDPE Pipe Culvert                         per l.f.   26.45

  12" Precast Concrete Headwall                 each      340.65

  15" Precast Concrete Headwall                 each      340.65

  18" Precast Concrete Headwall                 each      415.73

  24" Precast Concrete Headwall                 each      513.90

  30" Precast Concrete Headwall                 each      658.28

  Catch Basin - Grate Inlet                     each      860.40

  Riprap                                        per ton    31.75

  Geotextile for Erosion Control
     Under Riprap                               per s.y.    1.50

  Silt Fence                                    per l.f.    2.20

  Silt Basins                                   each    no detail

  Temporary Drainage Diversion                  per l.f.    1.10

  Sediment Traps                                each      350.00

  6" PVC for Sediment Traps                     per l.f.   15.00


FORM OF PROPOSAL - GOLF COURSE CONSTRUCTION                       PAGE 2 OF 3

  18" Corr. Metal Pipe for Sediment
      Traps                                     per l.f.   21.00

  Stone Check Dam                               each      600.00

  Catch Basin Inlet Protection                  each      100.00

  Temporary Flexible 18" Pipe Slope
      Drain                                     per l.f.   18.50

















FORM OF PROPOSAL - GOLF COURSE CONSTRUCTION                       PAGE 3 OF 3

                       [Champion Contracting Letterhead]

                                  Mount Vintage Plantation



Site Work and Roadway Notes and Exclusions:

1. Clearing to be burned in place on site. Select and wetland clearing is not included. Payment to be based on work measured in place.

2.    Respread of topsoil is excluded.

3. Erosion control includes maintenance until rough grading is complete at which time the devices and maintenance will be the responsibility of others. Inlet protection and construction entrances not included as they were not indicated on the erosion control plan.

4. Rock excavation, undercut, select backfill, stone bedding, permits, fees and bonds are excluded. Dam core embankment constructed with suitable on-site material.

5. No temporary or permanent grassing, except sediment basins receive temporary grassing.

6. There are several value engineering ideas we would like to discuss with you in the future concerning this project.

The Owner shall bear such costs except as provided in Subparagraph 13.5.3

13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6  INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing of, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

13.7  COMMENCEMENT OF STATUTORY
      LIMITATION PERIOD

13.7.1  As between the Owner and Contractor:

   .1 BEFORE SUBSTANTIAL COMPLETION. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statue of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

   .2 BETWEEN SUBSTANTIAL COMPLETION AND FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

   .3 AFTER FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

                                     ARTICLE 14
                                     ----------

                             TERMINATION OR SUSPENSION
                                  OF THE CONTRACT

14.1  TERMINATION BY THE CONTRACTOR

14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor, for any of the following reasons:

   .1 issuance of an order of a court or other
      public authority having jurisdiction;
   .2 an act of government, such as a declaration
      of national emergency, making material unavailable;
   .3 because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents;
   .4 if repeated suspensions, delays or interruptions by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or
   .5 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

14.1.2 If one of the above reasons exists, the Contractor may, upon seven additional days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

14.1.3 If the Work is stopped for a period of 60 days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.2.

14.2  TERMINATION BY THE OWNER FOR CAUSE

14.2.1 The Owner may terminate the Contract if the Contractor:
   .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;
   .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;
   .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction: or
   .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

14.2.2. When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:
   .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;
   .2 accept assignment of subcontracts pursuant
      to Paragraph 5.4; and
   .3 finish the Work by whatever reasonable method the Owner may deem expedient.

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AIA DOCUMENT A201 * GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION *
FOURTEENTH EDITION AIA * (C) 1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, such excess shall be paid to the Contractor. If such costs exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

14.3  SUSPENSION BY THE OWNER FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

14.3.2 An adjustment shall be made for increases in the cost of performance of the Contract, including profit on the increased cost of performance, caused by suspension, delay or interruption. No adjustment shall be made to the extent:
   .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

   .2 that an equitable adjustment is made or denied under another provision of this Contract.

14.3.3 Adjustments made in the cost of performance may have a mutually agreed fixed or percentage fee.


--------------------------------------------------------------------------------
AIA DOCUMENT A201 * GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION * FOURTEENTH EDITION AIA * (C) 1987 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006